ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
(the “Trust”)
AZL MetWest Total Return Bond Fund
(the “Fund”)

Supplement dated December 21, 2021
 to the Prospectus and Statement of Additional Information (“SAI”) dated April 30, 2021

This supplement updates certain information contained in the prospectus and SAI and should be attached to the prospectus and SAI and retained for future reference.

Metropolitan West Asset Management, LLC, the subadviser to the Fund, has announced that Tad Rivelle, a portfolio manager to the Fund, will retire at the end of 2021. Accordingly, the Fund’s prospectus and SAI are revised, effective December 31, 2021, to delete all references to Mr. Rivelle.

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